AMENDMENT NO. 3 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of May 29, 2015 (this “Amendment”), is among CLARCOR INC., a Delaware corporation (the “Company”), CLARCOR EM HOLDINGS, INC., a Delaware corporation, and CLARCOR ENGINE MOBILE SOLUTIONS, LLC, a Delaware limited liability company (collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender, an L/C Issuer and a Lender, each of the other Lenders party hereto, each of the other L/C Issuers and each of the Subsidiary Guarantors.

RECITALS:

A.The Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement dated as of April 5, 2012 (as amended by Amendment No. 1 to Credit Agreement and Amendment No. 1 to Subsidiary Guaranty dated as of November 22, 2013, and by Amendment No. 2 to Credit Agreement and Amendment No. 2 to Subsidiary Guaranty dated as of May 1, 2014, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.     The Borrowers have requested that the Existing Credit Agreement be amended as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed so to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
In furtherance of the foregoing, the parties agree as follows:

1.Amendment to Existing Credit Agreement. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is hereby amended by deleting the definition of “Change of Control” in Section 1.01 thereof in its entirety and replacing it with the following in lieu thereof:
“Change in Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

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(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.
2.     Conditions Precedent. The parties hereto agree that the amendment set forth in Section 1 above shall be effective upon receipt by the Administrative Agent of a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors and the Required Lenders.

3.     Representations And Warranties. In order to induce the Administrative Agent, the L/C Issuers and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(i)    The representations and warranties of (A) the Borrowers contained in Article V of the Credit Agreement and (B) each Loan Party contained in each other Loan Document are true and correct in all material respects on and as of the date hereof, except that (x) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects as of such earlier date), and (z) for purposes of this Amendment, the representations and warranties contained in Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 of the Credit Agreement.

(ii)    No Default or Event of Default has occurred or is continuing.

4.     Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersede any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

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5.    Full Force and Effect of Agreement. Except as hereby specifically amended, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respect and shall be and remain in full force and effect according to their respective terms.

6.     Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement and, in the case of the Subsidiary Guarantors, Section 18 of the Subsidiary Guaranty).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

CLARCOR INC.

By:     /s/ Christopher L. Conway__________
Name: Christopher L. Conway
Title: Chief Executive Officer

CLARCOR EM HOLDINGS, INC.

By:     /s/ Christopher L. Conway__________
Name: Christopher L. Conway
Title: Chief Executive Officer

CLARCOR ENGINE MOBILE SOLUTIONS, LLC

By:     /s/ Christopher L. Conway__________
Name: Christopher L. Conway
Title: Chief Executive Officer

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SUBSIDIARY GUARANTORS:

ALTAIR FILTER TECHNOLOGY INC.
BALDWIN FILTERS, INC.
BHA ALTAIR, LLC
CLARCOR AIR FILTRATION PRODUCTS, INC.
CLARCOR FILTRATION INVESTMENTS, LLC
CLARCOR TOTAL FILTRATION, INC.
CLARK FILTER, INC.
J. L. CLARK, INC.
KEDDEG COMPANY
MARTIN KURZ & CO., LLC
PECOFACET (HOUSTON), LLC
PECOFACET (OKLAHOMA) LLC (f/k/a Facet USA LLC)
PECOFACET (US), INC. (f/k/a Perry Equipment Corporation)
PUROLATOR EFP, LLC
PUROLATOR FACET, INC.
TOTAL FILTRATION SERVICES, INC.
TRANSWEB, LLC
UNITED AIR SPECIALISTS, INC.

By: __/s/ Christopher L. Conway______________
Name:     Christopher L. Conway
Title:     Chief Executive Officer

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: __/s/ Angela Larkin_________________
Name: Angela Larkin
Title: Assistant Vice President

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ John M. Hall__________________
Name: John M. Ha;;
Title: Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Elizabeth A. Ayers
Name: Elizabeth A. Ayers
Title: V.P.

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FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By: /s/ Lisa R. Cook
Name: Lisa R. Cook
Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as an L/C Issuer and a Lender

By: /s/ Antje Focke
Name: Antje Focke
Title: Vice President

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